Exhibit 99.1

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 5, 2009, is among COMSTOCK RESOURCES, INC. (the “Borrower”), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a “Lender”), and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.           The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of December 15, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2008, and as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 1, 2008 (as so amended and as further amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).

B.           The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein in order to permit the Borrower to issue senior unsecured notes in an aggregate principal amount not to exceed $300,000,000 under a senior notes indenture.

C.            Subject to the terms and conditions of this Amendment, the Lenders, the Administrative Agent and the Borrower have agreed to enter into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement, all as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

         (a)         The following new definitions of “2009 Senior Notes”, “2009 Senior Notes Indenture” and “Permitted Refinancing Indebtedness” are hereby inserted into Section 1.1 of the Credit Agreement in their alphabetically appropriate places:

“ “2009 Senior Notes” means those certain senior unsecured notes issued by the Borrower on or after October 5, 2009, under the 2009 Senior Notes Indenture.”

“           “2009 Senior Notes Indenture” means that certain Indenture by and among Borrower, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, and one or more Loan Parties, as guarantors, and all related documentation entered into in connection therewith pursuant to which the 2009 Senior Notes shall have been issued, as the same may be amended, restated, modified or supplemented from time to time.”

“           “Permitted Refinancing Indebtedness” means Indebtedness (for purposes of this definition, “new Indebtedness”) incurred in exchange for, or proceeds of which are used to refinance, all or any portion of the 2004 Senior Notes or the 2009 Senior Notes (the portion refinanced, the “Refinanced Indebtedness”); provided that (a) such new Indebtedness is in an aggregate principal amount not in excess of the sum of (i) the aggregate principal amount of the Refinanced Indebtedness and (ii) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing; (b) such new Indebtedness has a stated maturity and an average life no shorter than the date that is 91 days after the Maturity Date; (c) such new Indebtedness does not contain any covenants, events of default or other terms (other than interest rate and redemption premiums) that, on the whole, are materially more onerous to the Borrower and its Subsidiaries than those imposed by the Refinanced Indebtedness; (d) the stated interest or coupon rate of such new Indebtedness is reasonably acceptable to the Administrative Agent; and (e) no Event of Default shall exist at the time of, or result from, the issuance of such new Indebtedness.”

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Indenture Debt Documents” to provide:

“           “Indenture Debt Documents” means (i) the 2004 Senior Notes Indenture, (ii) the 2009 Senior Notes Indenture and (iii) any documents related to or delivered in connection with the issuance of any Permitted Refinancing Indebtedness.”

(c) Article VI of the Credit Agreement is hereby amended by deleting the phrase “SECTION 6.14 [Intentionally Omitted]” and inserting in place thereof the following Section 6.14:

“           SECTION 6.14.                                           Additional Covenants Upon Issuance of 2009 Senior Notes and Permitted Refinancing Indebtedness.  If the Borrower issues (or proposes to issue) any 2009 Senior Notes or any Permitted Refinancing Indebtedness under Section 7.3(f) hereof, the Borrower shall:

(a)           Deliver, or cause to be delivered, to the Administrative Agent not later than five (5) Business Days following the date on which any prospectus or offering memorandum prepared in connection therewith is delivered to the prospective or actual holders thereof, a final, true and correct copy of such prospectus or offering memorandum;

(b)           Deliver to the Administrative Agent not more than ten (10) Business Days after the date of issuance of any 2009 Senior Notes or any Permitted Refinancing Indebtedness, by the Borrower, a true and correct copy of the Indenture Debt Documents entered into by the Borrower or any other Loan Party in connection therewith;

(c)           Deliver to the Administrative Agent concurrently with the issuance of any 2009 Senior Notes or any Permitted Refinancing Indebtedness, a certificate of an Authorized Officer of the Borrower confirming such issuance and setting forth the aggregate principal amount of 2009 Senior Notes or any Permitted Refinancing Indebtedness issued; and

(d)           Deliver to the Administrative Agent and the Lenders promptly following any request from the Administrative Agent in its sole discretion, such other related materials evidencing the issuance of the 2009 Senior Notes or any Permitted Refinancing Indebtedness as the Administrative Agent or the Majority Lenders may reasonably request.”

(d) Clause (g) of Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(g)           Investments in the capital stock of Stone Energy Corporation received by the Borrower and its Subsidiaries in consideration for the disposition of all of the common stock of Bois d’Arc Energy by the Borrower in August 2008;”

(e) Clause (f) of Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(f)           unsecured Indebtedness of Borrower (and related Guaranty Obligations of the Guarantors) outstanding under (i) the 2004 Senior Notes Indenture, provided that the aggregate principal amount of any Indebtedness outstanding thereunder shall not exceed $175,000,000 at any time, (ii) the 2009 Senior Notes, provided that (1) the aggregate principal amount of any Indebtedness outstanding thereunder shall not exceed $300,000,000 at any time, (2) the 2009 Senior Notes and any 2009 Senior Notes Indenture under which such 2009 Senior Notes are issued contain customary terms and conditions for senior unsecured notes of like tenor and amount and do not contain any covenants, events of default or other provisions (other than interest rate and redemption premiums) that, on the whole, are materially more onerous to the Borrower and its Subsidiaries than those imposed by this Agreement or the other Loan Documents or the 2004 Senior Notes Indenture, (3) the final maturity date of such 2009 Senior Notes and the average life of such 2009 Senior Notes shall not be earlier than 91 days after the Maturity Date (as in effect on the date of issuance of such 2009 Senior Notes), and (4) at the time of and immediately after giving effect to each incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing, and (iii) any Permitted Refinancing Indebtedness;”

(f) Clause (c) of Section 7.10 of the Credit Agreement is hereby amended by deleting the phrase “to the extent listed in Schedule 7.10”.

(g) Clause (l) of Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“           (l)           Change of Control.  There occurs any Change of Control with respect to any of the Borrower or any Restricted Subsidiary; or there occurs any “Change of Control Triggering Event” or any comparable event under any Indenture Debt Document;”

Section 3.        Ratification.  The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 4. Effectiveness. This Amendment shall become effective on the first date on which all of the conditions set forth in this Section 4 are satisfied:

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and Lenders comprising at least the Majority Lenders; and

(b)           The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 6.        Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Amendment”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.        Severability.  Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid.

Section 8.         Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the Borrower and their respective successors and assigns.

Section 9.         Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Section 10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 11.      Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to Second Amended and Restated Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By:  /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Senior Vice President

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent

By:  /s/ JOSEPH A. BLISS
Name: Joseph A. Bliss
Title: Managing Director

BMO CAPITAL MARKETS
FINANCING, INC., as Lender

By:  /s/ JAMES V. DUCOTE
Name: James V. Ducote
Title: Director

BANK OF AMERICA, N.A., as a Lender

By:  /s/ JEFFREY H. RATHKAMP
Name: Jeffrey H. Rathkamp
Title: Managing Director

COMERICA BANK, as a Lender

By:  /s/ PETER L. SEFZIK
Name: Peter L. Sefzik
Title: Senior Vice President

FORTIS CAPITAL CORP., as a Lender

By:  /s/ ILENE FOWLER
Name: Ilene Fowler
Title: Director

By:  /s/ ERIC CHILTON
Name: Eric Chilton
Title: Senior Managing Director

UNION BANK, N.A., (formerly known as UNION
BANK OF CALIFORNIA, N.A.), as a Lender

By:  /s/ WHITNEY RANDOLPH
Name: Whitney Randolph
Title: Vice President

BANK OF SCOTLAND, as a Lender

By:  /s/ JULIA R. FRANKLIN
Name: Julia R. Franklin
Title: Assistant Vice President

CALYON NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:  /s/ MICHAEL ROBERTS
Name: Michael Roberts
Title: Director

REGIONS BANK, successor by merger to
AmSouth Bank, as a Lender

By:  /s/ WILLIAM A. PHILIPP
Name: William A. Philipp
Title: Vice President

COMPASS BANK, as a Lender

By:   /s/ JOHN A. CLARK
Name: John A. Clark
Title: Managing Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:  /s/ NANCY M. MAK
Name: Nancy M. Mak
Title: Vice President

NATIXIS, as a Lender

By:  /s/ LIANA TCHERNYSHEVA
Name: Liana Tchernysheva
Title: Director

By:  /s/ LOUIS P. LAVILLE, III
Name: Louis P. Laville, III
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:  /s/ DARIA M. MAHONEY
Name: Daria M. Mahoney
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:  /s/ ANGELA MCCRACKEN
Name: Angela McCracken
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:  /s/ MARK E. OLSON
Name: Mark E. Olson
Title: Vice President

SUNTRUST BANK,
as a Lender

By:  /s/ CARMEN MALIZIA
Name: Carmen Malizia
Title: Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of October 5, 2009 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC.
COMSTOCK OIL & GAS - LOUISIANA, LLC
COMSTOCK OFFSHORE, LLC
COMSTOCK OIL & GAS GP, LLC,
      By Comstock Resources, Inc., its sole member
COMSTOCK OIL & GAS, LP,

      By Comstock Oil & Gas GP, LLC,
      its general partner,

      By Comstock Resources, Inc., its sole member

By:  /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC

By:  /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Manager